UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 2006
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
  Greensboro, North Carolina  27409-9421
  (Address of principal executive offices)
  (Zip Code)

(336) 664-1233

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

(i)     On August 1, 2006, the shareholders of RF Micro Devices, Inc. ("RFMD") approved amendments to the 2003 Stock Incentive Plan (the "2003 Plan") to:  (1)  increase the aggregate number of shares issuable under the 2003 Plan by 15,000,000 shares, (2)  increase the maximum number of shares that may be issued pursuant to the exercise of incentive stock options by 15,000,000 shares, and (3)  modify the list of performance factors that may apply to performance-based awards granted to "Covered Employees" (generally the chief executive officer and four other highest compensated executive officers) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related regulations; and (b) approved certain eligibility and participant award limitations under the 2003 Plan pursuant to the provisions of Code Section 162(m).

 The 2003 Plan, which expires on July 21, 2013, provides for the grant of incentive stock options, non-qualified options, stock appreciation rights, restricted awards and performance awards to eligible employees, non-employee directors and independent contractors.  The maximum number of shares issuable under the amended 2003 Plan may not exceed the sum of (a) 24,250,000 shares, plus (b) any shares of common stock (i) remaining available for issuance as of the effective date of the 2003 Plan under RFMD's 1999 Stock Incentive Plan, 1997 Key Employees' Stock Option Plan, 1992 Stock Option Plan and any other stock incentive plans maintained by RFMD (collectively, the "Prior Plans"), and (ii) subject to an award granted under a Prior Plan if the award is forfeited, cancelled, terminated, expires or lapses for any reason.  In addition, the maximum number of shares issuable upon the exercise of incentive options may not exceed 24,250,000 shares.

            Pursuant to the 2003 Plan, restricted awards and performance awards payable to Covered Employees that are intended to be eligible for the Code Section 162(m) deduction exception must be based on one or more articulated performance factors.  At RFMD's annual meeting on August 1, 2006, the shareholders approved certain additional performance factors in order to enhance flexibility under the 2003 Plan and to be consistent with the performance factors authorized under RFMD's Cash Bonus Plan, so that, where appropriate, the same performance factors may be used with respect to both cash-based and equity-based performance awards.  As such, with respect to performance-based restricted awards granted to Covered Employees and performance awards granted to Covered Employees, one or more of the following performance factors will apply, as determined by the 2003 Plan administrator in its discretion: (a) objective goals for revenue; (b) gross margins; (c) earnings per share; (d) net bookings; (e) module production; (f) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (g) net income; (h) operating income; (i) book value per share; (j) return on shareholders' equity; (k) return on investment; (l) return on capital; (m) improvements in capital structure; (n) expense management; (o) profitability of an identifiable business unit or product; (p) maintenance or improvement of profit margins; (q) stock price or total shareholder return; (r) market share; (s) revenues or sales; (t) costs; (u) cash flow; (v) working capital; (w) return on assets; (x) economic wealth created; and (y) strategic business criteria, based on meeting specified goals or objectives related to market penetration, geographic business expansion, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures, quality matrices, customer service matrices and/or execution of pre-approved corporate strategy.

The foregoing summary description of the amendments to the 2003 Plan is qualified in its entirety by reference to the actual terms of the 2003 Plan, which is incorporated herein by reference as Exhibit 10.1.  For additional information regarding the 2003 Plan, refer to Proposal 3 (Amendment of 2003 Stock Incentive Plan and Approval of Certain Plan Terms for Code Section 162(m) Purposes) on pages 27-33 of RFMD's 2006 proxy statement, as filed with the Securities and Exchange Commission (the "SEC") on June 23, 2006, which is incorporated herein by reference as Exhibit 10.9.

(ii)  On August 1, 2006, the shareholders of RFMD approved the adoption of the 2006 Directors Stock Option Plan (the "Directors Plan").  The Directors Plan replaces RFMD's Non-employee Directors' Stock Option Plan (the "Prior Directors Plan") that was adopted in 1997, although outstanding options granted under the Prior Directors Plan will continue in accordance with their terms.

The Directors Plan, which expires on July 30, 2016, provides that each non-employee director who is first elected or appointed to the Board of Directors (the "Board") on or after July 31, 2006 will receive an option (an "Initial Option") to purchase 50,000 shares of common stock.  Initial Options will vest and become exercisable with respect to one-third of the shares subject to the Initial Option on the date of grant.  The remaining two-thirds of the Initial Option will vest and become exercisable in two equal annual installments on each of the first and second anniversaries of the date of grant, so that an Initial Option will vest and be exercisable in full on the second anniversary of the date of grant, provided that the non-employee director remains in service on each vesting date.

Each non-employee director also will be granted on an annual basis commencing with the 2006 annual meeting of shareholders, an option (an "Annual Option") to purchase 25,000 shares of common stock (or, in the case of the non-employee chairman of the Board, an Annual Option for 30,000 shares), provided that the non-employee director continues to serve as a member of the Board as of the date of grant.  Annual Options will vest and become exercisable on the date of grant.

The maximum number of shares that may be issued under the Directors Plan may not exceed the sum of (a) 1,000,000 shares, plus (b) any shares of common stock (i) remaining available for issuance as of the effective date of the Directors Plan under the Prior Directors Plan, and (ii) any shares of common stock subject to options granted under the Prior Directors Plan, if such options are forfeited, canceled, terminated, expire or lapse for any reason without issuance of shares pursuant to the option.  Both Initial Options and Annual Options will have an option price equal to the fair market value of RFMD's common stock on the date of grant.  A non-employee director generally would be permitted to exercise vested Initial Options or vested Annual Options at any time during the 10-year term of the respective option, including after termination of service.  Any unvested portions would terminate as of the non-employee director's date of termination.  However, if the services of a non-employee director are terminated for cause, his Initial Options and Annual Options (whether vested or unvested) would lapse and no longer be exercisable as of the date of termination.

            The foregoing summary description of the Directors Plan is qualified in its entirety by reference to the actual terms of the Directors Plan, which is incorporated herein by reference as Exhibit 10.4.  For additional information regarding the Directors Plan, refer to Proposal 4 (Adoption of 2006 Directors Stock Option Plan) on pages 34-36 of RFMD's 2006 proxy statement, as filed with the SEC on June 23, 2006, which is incorporated herein by reference as Exhibit 10.9.

            (iii)  On August 1, 2006, the shareholders of RFMD approved the adoption of the Cash Bonus Plan ("the Bonus Plan").  The Bonus Plan provides certain of RFMD's executive officers the opportunity to be granted cash awards based upon attainment of pre-established objective performance goals.    Payments under the Bonus Plan are intended to qualify as performance-based compensation under Code Section 162(m) and are intended to be tax-deductible.

            At the time it establishes performance objectives for a performance period, the Compensation Committee of RFMD's Board will assign to each participant a target cash bonus award applicable for the particular performance period.  A performance period may be RFMD's fiscal year or another period established by the Compensation Committee.  A participant's award, if any, will be earned based on the attainment of written performance objectives approved by the Compensation Committee for the performance period.  The performance measures may be based on individual, business unit/function and/or corporate measures and must be based upon one or more of the following objective criteria:  (a) objective goals for revenue; (b) gross margins; (c) earnings per share; (d) net bookings; (e) module production; (f) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (g) net income; (h) operating income; (i) book value per share; (j) return on shareholders' equity; (k) return on investment; (l) return on capital; (m) improvements in capital structure; (n) expense management; (o) profitability of an identifiable business unit or product; (p) maintenance or improvement of profit margins; (q) stock price or total shareholder return; (r) market share; (s) revenues or sales; (t) costs; (u) cash flow; (v) working capital; (w) return on assets; (x) economic wealth created; and (y) strategic business criteria, based on meeting specified objectives or goals relating to market penetration, geographic business expansion, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures, quality matrices, customer service matrices and execution of pre-approved corporate strategy.

            As soon as practicable after the end of a performance period, the Compensation Committee will determine whether the performance goals for the period were met, and, if so, at what level of achievement under specific formulae established for the period.  Awards will be paid as soon as practicable after the Compensation Committee has determined the amount of the award and, with respect to Covered Employees, certified in writing that the participant met applicable performance goals.

            The maximum amount of awards that may be granted under the Bonus Plan to any one participant in any one fiscal year may not exceed $5,000,000.  The Compensation Committee has discretion to reduce or eliminate the amount of an award otherwise earned and payable under the Bonus Plan but does not have the discretion to increase the amount of an award payable under the Bonus Plan to any participant who is a Covered Employee (except as otherwise provided in the Bonus Plan in the event of a change in control).  However, RFMD reserves the right to pay discretionary bonuses outside of the Bonus Plan if it is determined that it is in the best interests of RFMD to do so.

            The foregoing summary description of the Bonus Plan is qualified in its entirety by reference to the actual terms of the Bonus Plan, which is attached hereto as Exhibit 10.7.  For additional information regarding the Bonus Plan, refer to Proposal 5 (Adoption of Cash Bonus Plan) on pages 37-39 of RFMD's 2006 proxy statement, as filed with the SEC on June 23, 2006, which is incorporated herein by reference as Exhibit 10.9.

Item 5.05.       Amendments to the Registrant's Code of Ethics, or Waiver of a Provision
                        of the Code of Ethics.

            On August 2, 2006, the Board, upon the recommendation of the Governance and Nominating Committee, made certain amendments to RFMD's Code of Business Conduct and Ethics (the "Code of Conduct").  The Code of Conduct applies to all employees, officers, directors, agents and representatives (including consultants, advisors and independent contractors) of RFMD.  In addition to making various technical and administrative amendments, the Board amended the Code of Conduct to:  (i) provide a list of practical questions designed to assist an individual in applying the Code of Conduct principles to a particular decision or situation; and (ii) clarify and expand upon the process for reporting and investigating alleged violations of the Code of Conduct.

            The foregoing summary description of the amendments to the Code of Conduct is qualified in its entirety by reference to the actual terms of the Code of Conduct, which is attached hereto as Exhibit 10.8.

Item 9.01.       Financial Statements and Exhibits.

            The following exhibits are filed as part of this report:

(d)     Exhibits

10.1    RF Micro Devices, Inc. 2003 Stock Incentive Plan, as amended effective June 1, 2006, incorporated by reference to RFMD's registration statement on Form S-8 (File No. 333-136250) filed with the Securities and Exchange Commission on August 2, 2006.*

10.2     Form of Stock Option Agreement for Senior Officers pursuant to the 2003 Stock Incentive Plan, as amended effective June 1, 2006.*

10.3     Form of Restricted Stock Award Agreement for Senior Officers pursuant to the 2003 Stock Incentive Plan, as amended effective June 1, 2006.*

10.4     RF Micro Devices, Inc. 2006 Directors Stock Option Plan, effective July 31, 2006, incorporated by reference to RFMD's registration statement on Form S-8 (File No. 333-136251) filed with the Securities and Exchange Commission on August 2, 2006.*

10.5     Form of Stock Option Agreement - Initial Options, for Nonemployee Directors pursuant to the 2006 Directors Stock Option Plan, effective July 31, 2006.*

10.6     Form of Stock Option Agreement - Annual Options, for Nonemployee Directors pursuant to the 2006 Directors Stock Option Plan, effective July 31, 2006.*

10.7     RF Micro Devices, Inc. Cash Bonus Plan, effective June 1, 2006.*

10.8     RF Micro Devices, Inc. Code of Business Conduct and Ethics, as amended.

10.9     Definitive Proxy Statement, filed on Schedule 14A with the Securities and Exchange Commission on June 23, 2006 and incorporated herein by reference.

* Executive compensation plan or agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By: /s/ William A. Priddy, Jr.
                                                                                          William A. Priddy, Jr.
                                                                                          Chief Financial Officer and
                                                                                           Vice President, Finance and Administration

Date:    August 7, 2006

EXHIBIT INDEX

Exhibit No.                       Description of Exhibit

10.1    RF Micro Devices, Inc. 2003 Stock Incentive Plan, as amended effective June 1, 2006, incorporated by reference to RFMD's registration statement on Form S-8 (File No. 333-136250) filed with the Securities and Exchange Commission on August 2, 2006.*

10.2     Form of Stock Option Agreement for Senior Officers pursuant to the 2003 Stock Incentive Plan, as amended effective June 1, 2006.*

10.3     Form of Restricted Stock Award Agreement for Senior Officers pursuant to the 2003 Stock Incentive Plan, as amended effective June 1, 2006.*

10.4     RF Micro Devices, Inc. 2006 Directors Stock Option Plan, effective July 31, 2006, incorporated by reference to RFMD's registration statement on Form S-8 (File No. 333-136251) filed with the Securities and Exchange Commission on August 2, 2006.*

10.5     Form of Stock Option Agreement - Initial Options, for Nonemployee Directors pursuant to the 2006 Directors Stock Option Plan, effective July 31, 2006.*

10.6     Form of Stock Option Agreement - Annual Options, for Nonemployee Directors pursuant to the 2006 Directors Stock Option Plan, effective July 31, 2006.*

10.7     RF Micro Devices, Inc. Cash Bonus Plan, effective June 1, 2006.*

10.8     RF Micro Devices, Inc. Code of Business Conduct and Ethics, as amended.

10.9     Definitive Proxy Statement, filed on Schedule 14A with the Securities and Exchange Commission on June 23, 2006 and incorporated herein by reference.

* Executive compensation plan or agreement